Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER

I, Kristian Andresen, Chief Executive Officer and Chief Financial Officer, in connection with the quarterly report on Form 10-Q of Sara Creek Gold Corp. for the quarter ended May 31, 2011 (the “Report”), hereby certify in accordance with 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Sara Creek Gold Corp.

/s/ KRISTIAN ANDRESEN
Kristian Andresen
Chief Executive Officer and Chief Financial Officer

Dated: September 12, 2011